Exhibit 10.37

                        [ONLY REFERS TO U.S. TRADEMARKS]


                     TRADEMARK COLLATERAL SECURITY AGREEMENT

     THIS AGREEMENT is made on the 14th day of August, 2000 by and between BREAKING WAVES, INC., a New York corporation, having a mailing address at 112 West 34th Street, New York, NY 10120 ("Borrower") and CENTURY BUSINESS CREDIT CORPORATION, having a mailing address at 119 West 40th Street, New York, New York 10018 ("Lender").

                                   BACKGROUND

     Borrower and Lender have entered into a Factoring Agreement of even date herewith (as amended and supplemented from time to time, the "Factoring Agreement"). In order to induce Lender to execute and deliver the Factoring Agreement, Borrower agreed to execute and deliver to Lender this Trademark Collateral Security Agreement ("Security Agreement"). This Security Agreement, covering Trademarks (as hereinafter defined), is being executed contemporaneously with the Factoring Agreement under which Lender is granted a lien on and security interest in, inter alia, machinery, equipment formulations, manufacturing procedures, quality control procedures and product specifications ("Other Assets") relating to products sold under the Trademarks, whereby Lender shall have the right to foreclose simultaneously on the Trademarks and the Other Assets in the event of the occurrence and continuance of a default hereunder or an event of default under the Factoring Agreement.

     NOW, THEREFORE, in consideration of the premises, Borrower and Lender hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Factoring Agreement shall have their defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:

     "Account" shall have the meaning assigned to it under Section 9-106 of the Code;

     "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

     "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

     "Event of Default" shall mean an event of default under the Factoring Agreement.

     "General Intangibles" shall have the meaning assigned to it under Section 9-106 of the Code.

     "Licenses" shall mean the trademark license agreements pursuant to which Borrower is the licensor designated on Schedule I hereto, as any of the same may from time to time be amended or supplemented.

     "Obligations" shall have the meaning assigned to it in the Factoring Agreement.

     "Proceeds" shall have the meaning assigned to it under Section 9-306 of the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Receivables" shall have the meaning assigned to it in the Factoring Agreement.

     "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

     "Trademarks" shall mean the registered trademarks and pending applications shown in the attached Schedule A, and those trademarks which are hereafter adopted or acquired by Borrower, and all right, title and interest therein and thereto, and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States and any State thereof, all whether now owned or hereafter acquired by Borrower.

     2.  Grant of  Security  Interest.  As  collateral  security  for the prompt payment of the Obligations, Borrower hereby grants and conveys to Lender a security interest in and to (a) the entire right, title and interest of Borrower in and to the Trademarks, including the registrations and applications appurtenant thereto, listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all trademarks, and registrations and applications appurtenant thereto, hereafter acquired or filed by Borrower, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto in the United States [and any foreign country] and the goodwill of the business to which each of the Trademarks relates and (b) all of Borrower's right, title and interest in, to and under the following:

          (i) all Licenses;

          (ii) all Receivables, contract rights and General Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Borrower to terminate any such License or to perform and to exercise all remedies thereunder); and,

          (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereinafter collectively called the "Collateral."

     3. Representations and Warranties. Borrower covenants and warrants that as of the date of this Security Agreement:

          (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

          (b) To the best of Borrower's knowledge, each of the Trademarks is valid and enforceable;

          (c) There is no outstanding claim that the use of any of the Trademarks violates the rights of any third person;

          (d) Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Borrower not to sue third persons), except for the Licenses referred to in Schedule I attached hereto;

          (e) Borrower has the right to enter into this Security Agreement and perform its terms;

          (f) Borrower has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and

          (g) Borrower has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

     4. Right of Inspection. Borrower hereby grants to Lender and its employees and agents the right to visit Borrower's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control relating thereto at reasonable times during regular business hours. Borrower shall use its best efforts to do any and all acts required by Lender to ensure Borrower's compliance with paragraph 3(g) above.

     5. New Trademarks. (a) If, before the Obligations shall have been paid in full, Borrower shall obtain rights to any new trademarks, the provisions of paragraph 2 shall automatically apply thereto and Borrower shall give Lender prompt written notice thereof. (b) Borrower grants Lender a power-of-attorney, irrevocable so long as the Factoring Agreement is in existence, to modify this Security Agreement by amending Schedule A to include any future trademarks, including trademark registrations or applications appurtenant thereto covered by this Security Agreement.

     6. Covenants. Borrower covenants and agrees with Lender that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. Borrower also hereby authorizes Lender to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

          (b) Maintenance of Trademarks. Borrower will not do any act, or omit to do any act, whereby the Trademarks or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Lender immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Borrower shall take appropriate action at its expense to halt the infringement of the Trademarks and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses set forth in
     Schedule I.

          (c) Indemnification. (A) Borrower assumes all responsibility and liability arising from the use of the Trademarks, and Borrower hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Borrower's operations of its business from the use of the Trademarks.
     (B) In any suit, proceeding or action brought by Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Borrower will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Lender.

          (d) Limitation of Liens on Collateral. Borrower will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of Lender in and to any of Borrower's rights under the Licenses and to the Proceeds thereof against the claims and demands of all persons whomever.

          (e) Limitations on Modifications of Licenses. Borrower will not (i) amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Trademarks as Collateral, without the written consent of Lender, (ii) fail to exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination), without the prior written consent of Lender, or (iii) fail to deliver to Lender a copy of each material demand, notice or document sent or received by it relating in any way to any License or Trademark.

          (f) Notices. Borrower will advise Lender promptly, in reasonable detail, (i) of any lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

          (g) Limitation on Further Uses of Trademarks. Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Lender.

     7. Lender's Appointment as Attorney-in-Fact.

          (a) Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender's discretion, for the purposes of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Borrower, to do the following:

               (i) Upon the occurrence and continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable;

               (ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) Upon the occurrence and continuance of an Event of Default,
          (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Borrower further agrees to execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Security Agreement.

          (b) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its own gross negligence or willful misconduct.

          (c) Borrower also authorizes Lender to execute, in connection with the sale provided for in paragraph 10(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     8. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, Borrower is executing and delivering to Lender, in the form of
Schedule II hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraph 7 hereof.

     9. Performance by Lender of Borrower's Obligations. If Borrower fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be payable by Borrower to Lender on demand and shall constitute Obligations secured hereby.

     10. Remedies, Rights Upon Event of Default.

          (a) If an Event of Default shall occur and be continuing:

               (i) All payments received by Borrower under or in connection with any of the Collateral shall be held by Borrower in trust for Lender, shall be segregated from other funds of Borrower and shall forthwith upon receipt by Borrower, be turned over to Lender, in the same form as received by Borrower (duly endorsed by Borrower to Lender, if required); and

               (ii) Any and all such payments so received by Lender (whether from Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Borrower shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorney's fees incurred by Lender with respect to the collection of any of the Obligations and the enforcement of any of Lender's respective rights hereunder.

     11. Termination. At such time as Borrower shall completely pay in full all of the Obligations and the Factoring Agreement is terminated, this Security Agreement shall terminate and Lender shall execute and deliver to Borrower all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Borrower full title to the Trademarks, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     12. Notices. Any notice to Lender shall be deemed to have been duly given when deposited in the mail, first class, postage prepaid, addressed to Lender at 119 West 40th Street, New York, New York 10018, Attention: Thomas Pizzo. Any notice to Borrower hereunder shall be deemed to have been duly given when deposited in the mail, first class postage prepaid, addressed to BREAKING WAVES, INC. at 112 WEST 34TH STREET, New York, New York 10120 Attention: Jeanne Falleta.

     13. No Waiver. No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Factoring Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     14. Cumulative Remedies. All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by the Factoring Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

     15. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     16. No Modification Except in Writing. This Security Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraphs 5 and 7.

     17. Successors and Assigns. The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     18. Governing Law. The validity and interpretation of this Security Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


WITNESS:                                    BREAKING WAVES, INC.


/s/____________________                        By:/s/ Harold Rashbaum
                                                      HAROLD RASHBAUM
                                                      PRESIDENT



WITNESS:                                    CENTURY BUSINESS CREDIT
                                            CORPORATION


_________________________                      By:/s/_______________________
                                               Name:
                                               Title:

                                   SCHEDULE A


     Schedule A to a Trademark Collateral Security Agreement dated August 14, 2000, by and between BREAKING WAVES, INC., and CENTURY BUSINESS CREDIT CORPORATION.


Reg. No. or                                                                          Reg. or
Application No.                     Mark                      Country                Filing Date


1803781                             Breaking Waves            USA
2001786                             Small Waves               USA
2046136                             All Waves                 USA
Pending                             Coral Cove                USA

                                   SCHEDULE I
                                    LICENSES


NONE